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                                                                   Exhibit 10(c)


                                                     April 30, 1999



Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

         RE:      GABELLI INTERNATIONAL GROWTH FUND, INC.

Ladies and Gentlemen:

         You may rely on our attached opinion dated June 28, 1995 for purposes of your proposed consent attached hereto with respect to Post-Effective Amendment No. 7 to the Fund's Registration Statement pertaining to the Fund's sole existing class of Common Stock on Form N-1A, Securities Act (File No. 33-79994), and Investment Company Act (File No. 811-8560) (the "Registration Statement").

         For purposes of this letter, we have examined and relied upon a certificate of the Maryland State Department of Assessments and Taxation to the effect that the Fund is duly incorporated and existing under the laws of the State of Maryland and is in good standing and duly authorized to transact business in the State of Maryland. We have also examined and relied upon a Certificate of the Assistant Secretary of the Fund, dated as of the date hereof, with respect to such matters as we have deemed necessary to provide this letter. Moreover, we have assumed for purposes of this letter that the terms and consideration with respect to the issuance of shares of the Fund's Common Stock as set forth in the Registration Statement remain the same as those set forth in the Registration Statement at the time of our attached opinion in all material respects.

         We consent to the filing of this letter as an exhibit to the Registration Statement.

                                         Very truly yours,

                                         /s/ Venable, Baetjer and Howard, LLP



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                                                     June 28, 1995

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, New York 10022-4677

         RE:      GABELLI INTERNATIONAL GROWTH FUND, INC.

Ladies and Gentlemen:

         We have acted as special Maryland counsel for Gabelli International Growth Fund, Inc., a Maryland corporation (the "Fund"), in conneciton with the organization of the Fund and the issuance of shares of its Common Stock, par value $.001 per share (the "Common Stock").

         As Maryland counsel for the Fund, we are familiar with its Charter and Bylaws. We have examined the prospectus included in its Registration Statement on Form N-1A, Securities Act File No. 33-79994 and Investment Company Act File No. 811-8560 (the "Registration Statement"), substantially in the form in which it is to become effective (the "Prospectus"). We have further examined and relied upon a certificate of the Maryland State Department of Assessments and Taxation to the effect that the Fund is duly incorporated and existing under the laws of the State of Maryland and is in good standing and duly authorized to transact business in the State of Maryland.

         We have also examined and relied upon such corporate records of the Fund and other documents and certificates with respect to factual matters as we have deemed necessary to render the opinion expressed herein. We have assumed, without independent verification, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity with originals of all documents submitted to us as copies.




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Willkie Farr & Gallagher
June 28, 1995
Page 2



         Based on such examination, we are of the opinion and so advise you that:

         1. The Fund is duly organized and validly existing as a corporation in good standing under the laws of the State of Maryland.

         2. The 10,000 presently issued and outstanding shares of Common Stock of the Fund have been validly and legally issued and are fully paid and nonassessable.

         3. The shares of Common Stock of the Fund to be offered for sale pursuant to the Prospectus are, to the extent of the number of shares authorized to be issued by the Fund in its Articles of Incorporation, duly authorized and, when sold, issued and paid for as contemplated by the Prospectus, will have been validly and legally issued and will be fully paid and nonassessable.

         This letter expresses our opinion with respect to the Maryland General Corporation Law governing matters such as due organization and the authorization and issuance of stock. It does not extend to the securities of "Blue Sky" laws of Maryland, to federal securities laws or to other laws.

         You may rely upon our foregoing opinion in rendering your opinion to the Fund that is to be filed as an exhibit to the Registration Statement. We consent to the filing of this opinion as an exhibit to the Registration Statement.

                                            Very truly yours,

                                            /s/ Venable, Baetjer and Howard, LLP